                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549
                           ___________________________

                                    Form 8-K

                                  CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): July 27, 2000


                            AAMES FINANCIAL CORPORATION
              (Exact name of Registrant as Specified in Its Charter)


       Delaware                     0-19604            95-340340
----------------------------     ------------       ------------------
(State or Other Jurisdiction     (Commission         (IRS Employer
    of Incorporation)            File Number)       Identification No.)



                         350 South Grand Avenue, 52nd Floor
                           Los Angeles, California 90071
                      (Address of Principal Executive Offices)



                                   (323) 210-5000
                ----------------------------------------------------
                (Registrant's Telephone Number, Including Area Code)


                                        NA
            -------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS

     Reference is made to the press release of Registrant issued on July 27, 2000 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press releases are attached to this Form 8-K as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

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
     (c)           EXHIBITS

     99.1          Press release issued July 27, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AAMES FINANCIAL CORPORATION





Dated: July 31, 2000              By: /s/ Ralph W. Flick
                                      ------------------------
                                          Ralph W. Flick
                                          Assistant Secretary



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                                 EXHIBIT INDEX

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

Exhibit No.                 Description of Exhibit
-----------                 ----------------------
99.1                   Press release issued July 27, 2000.

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